AMENDMENT TO FORBEARANCE AGREEMENT

This Amendment to Forbearance Agreement (the “Amendment”), dated as of August 13, 2010, is among Radio One, Inc., a Delaware corporation (the “Borrower”), each of the guarantors signatory hereto (the “Guarantors” and together with the Borrower, the “Loan Parties”), the lenders party hereto, and Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association), as agent for the Lenders (as defined below) (in such capacity, the “Agent”).

R E C I T A L S:

WHEREAS, the Borrower entered into that certain Credit Agreement, dated as of June 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) with the lenders party thereto from time to time (the “Lenders”) and the Agent;

WHEREAS, the Loan Parties, certain of the Lenders and the Agent entered into that certain Forbearance Agreement, dated as of July 15, 2010 (the “Forbearance Agreement”), pursuant to which the Agent and such Lenders, among other things, agreed to forbear from exercising certain rights and remedies under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) relating to certain events of default as described in the Forbearance Agreement (the “Existing Events of Default”);

WHEREAS, the Existing Events of Default are continuing;

WHEREAS, the Borrower’s annual financial statements for the fiscal years ended 2007, 2008 and 2009 and the Borrower’s quarterly financial statements for the fiscal quarters from January 2009 through March 31, 2010 (collectively, the “Financials”) will be restated to address an error of measurement and classification of a noncontrolling interest in Reach Media, Inc., a Texas corporation (“Reach Media”);

WHEREAS, as a result of the error of measurement and classification of the noncontrolling interest in Reach Media, a Default may have occurred pursuant to Section 3.11 of the Credit Agreement (the “Disclosure Default”);

WHEREAS, in connection with the restatement of the Financials, the Borrower anticipates an amended audit for the fiscal year ended December 31, 2009 will include a “going concern” qualification, which would constitute an Default pursuant to Section 5.01(a) of the Credit Agreement (the “Audit Default”);

WHEREAS, the Loan Parties have requested that the Agent and the Lenders further amend the Forbearance Agreement to, among other things, extend the Forbearance Period;

WHEREAS, the Agent and the Lenders have agreed to further amend the Forbearance Agreement subject to and upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.  All capitalized terms used in this Amendment which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement.

2. Amendment to Section 1 of the Forbearance Agreement.  Section 1 of the Forbearance Agreement is hereby amended by:

(a) deleting the definition of “Existing Defaults” in its entirety and replacing it with the following:

“‘Existing Defaults’ means collectively, the Leverage Default, the Notice Default, the Audit Default, the Disclosure Default, and any Default or Event of Default caused by the Leverage Default, the Notice Default, the Audit Default and/or the Disclosure Default.”

(b) deleting the definition of “Forbearance Termination Date” in its entirety and replacing it with the following:

“‘Forbearance Termination Date’ means the earliest to occur of (i) 5:00 p.m. (Eastern time) on September 10, 2010, (ii) the date on which a Forbearance Default occurs, (iii) the failure of the Borrower to deliver any 13-week cash flow projection due pursuant to Section 5 hereof and such failure continues for more than one day, (iv) the failure of the Borrower to engage the Restructuring Advisor pursuant to the terms of the Amendment to Forbearance Agreement, (v) the failure of the Borrower and certain of its advisors to meet with the Agent and certain of the Lenders pursuant to the terms of the Amendment to Forbearance Agreement, (vi) the occurrence of a Default or an Event of Default other than the Existing Defaults and (vii) the date of the breach by any Loan Party of any other representation, warranty, covenant, or agreement contained herein in any material respect.”

(c) adding the following as a new Section 1(e):

 “‘Audit Default’ means the failure of the Borrower to deliver to the Agent an audit without a “going concern” qualification for the Borrower’s fiscal year ended December 31, 2009.”

(d) adding the following as a new Section 1(f):

“‘Amendment to Forbearance Agreement’ means that certain Amendment to Forbearance Agreement, dated as of August 13, 2010, among the Loan Parties, the Agent and certain of the Lenders.”

(e) adding the following as a new Section 1(g):

           “‘Disclosure Default’ means the Borrower’s failure to comply with Section 3.11 of the Credit Agreement solely as a result of the error of measurement and classification of the noncontrolling interest in Reach Media, Inc., a Texas corporation, in the Borrower’s annual financial statements for the fiscal years ended 2007, 2008 and 2009 and the Borrower’s quarterly financial statements for the fiscal quarters from January 2009 through March 31, 2010.”

3. Additional Obligations of Borrower.

(a) On or before August 18, 2010, the Borrower shall retain a restructuring advisor reasonably acceptable to the Agent (the “Restructuring Advisor”) and enter into a written engagement letter with such Restructuring Advisor setting forth the scope of the duties to be performed by it, including, without limitation, assisting the Borrower in preparing liquidity projections, budgets and cash flow forecasts and advising the Borrower in potential debt restructuring transactions.  The Agent hereby agrees that the selection of Rothschild Inc. as the Restructuring Advisor would be acceptable.  The Borrower shall deliver a copy of the engagement letter entered into with such Restructuring Advisor to the Agent promptly upon execution by the parties thereto, which such engagement letter shall be in form and substance reasonably satisfactory to the Agent.

(b) On or before August 27, 2010, the Borrower’s management team, its Restructuring Advisor and Rothschild Inc., as the Borrower’s financial advisor shall attend an in-person meeting with the Agent, certain of the Lenders and their advisors at the offices of Morgan, Lewis & Bockius LLP at 101 Park Avenue, New York, NY 10178.

4. Representations and Warranties.  To induce the Agent and the Lenders to enter into this Amendment, each Loan Party makes the following representations and warranties to the Agent and the Lenders as of the date hereof:

(a) The Existing Events of Default have occurred and are continuing;

(b) The principal balance of the outstanding Obligations under the Credit Agreement is at least $355,480,159.99, which amount does not include fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Credit Agreement.

(c) All of the Obligations under the Credit Agreement, including those set forth above in subsection (b), are valid and outstanding, and no Loan Party has any right of offset, defenses, claims or counterclaims with respect to any of the Obligations.

(d) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement by the Borrower: (i) are within each Loan Party’s corporate, partnership or limited liability company power; (ii) have been duly authorized by all necessary corporate, partnership or limited liability company action; (iii) do not violate any provision of any Loan Party’s organizational documents; (iv) do not violate applicable Law; (v) do not violate or result in a default under any indenture, material agreement or other material instrument binding upon any Loan Party or any of its assets; (vi) do not result in the creation or imposition of any Lien upon any asset of any Loan Party other than those created pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority, except such as have been obtained or made and are in full force and effect.

(e) This Amendment has been duly executed and delivered by or on behalf of the Borrower and each other Loan Party.

(f) This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

(g) No Event of Default or Default has occurred and is continuing other than the Existing Events of Default, the Disclosure Default, and any Events of Default or Defaults caused by the Disclosure Default.

(h) The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date; provided, that the representations and warranties are given without taking into consideration the Existing Events of Default, the Audit Default, the Disclosure Default, any Events of Default or Defaults caused by the Audit Default and/or the Disclosure Default, and the execution and delivery of the Forbearance Agreement and this Amendment by the Loan Parties.

5. Conditions to Effectiveness.  This Amendment shall be effective only upon satisfaction in full of each of the following conditions:

(a) Consent.  The Agent shall have received (i) counterpart signature pages of this Amendment duly executed and delivered by each of the Borrower, the Agent and the Requisite Lenders and (ii) an acknowledgement and consent thereto executed by each Guarantor.

(b) Fees and Expenses.  Loughlin Meghji + Company shall have received payment or reimbursement of any and all reasonable invoiced fees, out-of-pocket expenses and other amounts owed by the Borrower and invoiced prior to 2:00 p.m. Eastern time on August 13, 2010. Morgan, Lewis & Bockius LLP shall have received payment or reimbursement of any and all reasonable invoiced fees, out-of-pocket expenses and other amounts owed by the Borrower pursuant to the Credit Agreement, and invoiced prior to 2:00 p.m. Eastern time on August 13, 2010.

6. No Other Consents/Waivers.  Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (b) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any rights, powers or remedies which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time and (c) except as amended by this Amendment, all the provisions of the Forbearance Agreement remain in full force and effect from and after the date hereof.  This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Forbearance Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Forbearance Agreement or any of the instruments or agreements referred to therein.

7. Release.  Each Loan Party does (and agrees to cause each other Loan Party to), for itself and its successors and assigns, remise, release, discharge and hold harmless the Agent and each Lender and their respective predecessors, successors and permitted assigns and each of their respective officers, directors, agents, employees, attorneys and financial and other advisors (each such Person, a “Releasee”) from all claims, demands, debts, sums of money, accounts, damages, judgments, financial obligations, actions, causes of action, suits at law or in equity, of any kind or nature whatsoever, whether or not now existing or known, which any Loan Party or its successors or assigns has had or may now or hereafter claim to have against any Releasee in any way arising from or connected with the Loan Documents or the arrangements set forth therein or transactions thereunder, in each case, to the extent arising, accruing or occurring on or before the date hereof.

8. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. Loan Document.  The Forbearance Agreement, as amended by this Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in the Forbearance Agreement, as amended by this Amendment shall constitute Obligations under the Credit Agreement and shall be secured by the Collateral.

10. Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER

RADIO ONE, INC.

By:       __________________

Name:

Title:

Signature Page to Amendment to Forbearance Agreeement

Acknowledged and Agreed: GUARANTORS:

RADIO ONE LICENSES, LLC
BELL BROADCASTING COMPANY
RADIO ONE OF DETROIT, LLC
RADIO ONE OF ATLANTA, LLC
ROA LICENSES, LLC
RADIO ONE OF CHARLOTTE, LLC
CHARLOTTE BROADCASTING, LLC
RADIO ONE OF NORTH CAROLINA, LLC
RADIO ONE OF BOSTON, INC.
RADIO ONE OF BOSTON LICENSES, LLC
BLUE CHIP BROADCASTING, LTD.
BLUE CHIP BROADCASTING LICENSES, LTD.
HAWES-SAUNDERS BROADCAST PROPERTIES, INC.
RADIO ONE OF INDIANA, LLC
RADIO ONE OF TEXAS II, LLC
SATELLITE ONE, L.L.C.
NEW MABLETON BROADCASTING CORPORATION
RADIO ONE DISTRIBUTION HOLDINGS, LLC
DISTRIBUTION ONE, LLC
RADIO ONE MEDIA HOLDINGS, LLC
INTERACTIVE ONE, INC.
INTERACTIVE ONE, LLC
COMMUNITY CONNECT INC.
COMMUNITY CONNECT, LLC

By:      __________________

Name:

Title:

Signature Page to Amendment to Forbearance Agreeement

RADIO ONE OF INDIANA, L.P.

By Radio One, Inc., its general partner

By:       __________________

Name:

Title:

Signature Page to Amendment to Forbearance Agreeement

AGENT AND LENDERS:

WELLS FARGO BANK, N.A. (successor by merger to Wachovia Bank, National Association), as Agent and Lender

By:       __________________

Name:

Title:

Signature Page to Amendment to Forbearance Agreeement

[__________], as Lender

By:       __________________

Name:

Title:

Signature Page to Amendment to Forbearance Agreeement